Exhibit 10.20

EXECUTION COPY

SHARE PURCHASE AGREEMENT

by and among

HAPPY GENIUS HOLDINGS LIMITED

and

MANDRA SILICON LIMITED

and

GCL SILICON TECHNOLOGY HOLDINGS INC.

Dated as of July 18, 2008

i	Share Purchase Agreement

ARTICLE VIII TERMINATION		15

8.01	TERMINATION	15
8.02	EFFECT OF TERMINATION AND SURVIVAL	15

ARTICLE IX GOVERNING LAW AND RESOLUTION OF DISPUTES		16

9.01	GOVERNING LAW	16
9.02	DISPUTE RESOLUTION FORUM	16
9.03	PERFORMANCE PENDING DISPUTE RESOLUTION	16

ARTICLE X MISCELLANEOUS		16

10.01	ENTIRE AGREEMENT	16
10.02	BINDING EFFECT; BENEFIT	17
10.03	ASSIGNMENT	17
10.04	AMENDMENT; WAIVER	17
10.05	NOTICES	17
10.06	COUNTERPARTS	18
10.07	SEVERABILITY	18
10.08	COSTS AND EXPENSES	18
10.09	FURTHER ASSURANCES	18

APPENDIX A		A-1

ii	Share Purchase Agreement

SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT (this “Agreement”) dated as of July 18, 2008 is made by and among:

(1) Happy Genius Holdings Limited (“Happy Genius”), a company incorporated and existing under the laws of the British Virgin Islands and having its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands,

(2) Mandra Silicon Limited (“Mandra”; together with Happy Genius, the “Sellers”), a company incorporated and existing under the laws of the British Virgin Islands and having its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and

(3) GCL Silicon Technology Holdings Inc. (the “Company”), a company incorporated and existing under the laws of the Cayman Islands and having its registered office at Offshore Incorporations (Cayman) Limited, Scotia Centre, 4th Floor, P.O. Box 2804, George Town, Grand Cayman KY1-1112, Cayman Islands.

Capitalized terms not otherwise defined herein have the meanings set forth in ARTICLE I.

WHEREAS:

WHEREAS, Happy Genius is the legal and beneficial owner of 82.00% of the issued share capital of each of Sun Wave Group Limited (“Sun Wave”), a company incorporated and existing under the laws of the British Virgin Islands and Greatest Joy International Limited (“Greatest Joy”), a company incorporated and existing under the laws of the British Virgin Islands;

WHEREAS, Mandra is the legal and beneficial owner of 18.00% of the issued share capital of each of Sun Wave and Greatest Joy;

WHEREAS, Sun Wave is the legal and beneficial owner of 100% of the issued share capital of each of Wise Universe Investments Limited, Excel Bond International Limited and Asia Silicon Technology Development Holdings Limited, each a company incorporated in the British Virgin Islands.

WHEREAS, Wise Universe Investments Limited, Excel Bond International Limited and Asia Silicon Technology Development Holdings Limited are the legal and beneficial owners of 100% of the issued share capital of Speedy Gain Limited, Asia Silicon Technology Development Limited and Asia Silicon Technology Development Holdings Limited respectively, each a company incorporated in Hong Kong.

WHEREAS, Speedy Gain Limited, Asia Silicon Technology Development Limited and Asia Silicon Technology Development Holdings Limited are the legal and beneficial holders of 7%, 8% and 5%, respectively, of the equity interest in Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. (“JZPTD”), a limited liability company organized in the People’s Republic of China.

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WHEREAS, Greatest Joy is the legal and beneficial owner of 100% issued share capital of Richmore International Development Limited, a company incorporated in Hong Kong.

WHEREAS, Richmore International Development Limited is the legal and beneficial holder of 16% of the equity interest in JZPTD.

WHEREAS, the Sellers agree to sell to the Company and the Company agrees to purchase from the Sellers 100% in the aggregate of the issued share capital of each of Sun Wave and Greatest Joy;

WHEREAS, The Sellers and the Company agree to enter into this Agreement to govern the Sellers’ sale and the Company’s purchase of 100% of the issued share capital of each of Sun Wave and Greatest Joy;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.01 Definitions.

The following terms shall have the following meanings for purposes of this Agreement:

“Actions or Proceedings” means any action, suit, proceeding, arbitration or any investigation or audit by any Government Authority.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person and “Affiliates” and “Affiliated” shall have correlative meanings. For the purpose of this definition, the term “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or influence the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise

“Agreement” has the meaning stated in the preamble.

“Assets and Properties” of any Person means assets and properties of any kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including

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without limitation cash, cash equivalents, investment assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and intellectual property.

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in Hong Kong are authorized or obligated to close.

“Company” means GCL Silicon Technology Holdings Inc.

“Confidential Information” means (a) any information concerning the organization, business, technology, trade secrets, know-how, finance, transactions or affairs of any Party or any Party’s Representatives (whether conveyed in written, oral or in any other form and whether such information has been furnished before, on or after the date of this Agreement), (b) any information or materials prepared by a Party or its Representatives that contains or otherwise reflects, or is generated from, Confidential Information and (c) this Agreement, the transactions contemplated hereby, the terms and conditions hereof or any discussions, correspondence or other communications among the Parties or their respective Representatives relating to this Agreement or any of the transactions contemplated hereunder.

“Contract” means any agreement, lease, license, engagement, evidence of Indebtedness, mortgage, indenture, security agreement, financial instrument, purchase order, commitment, arrangement, understanding or other contract (whether written, oral or otherwise).

“Convertible Bonds” means any of the unsecured convertible bonds having the characteristics set forth in the term sheet attached hereto as Exhibit A.

“Employee” means any officer or employee including any part-time, regular contract or fixed-term officer or employee.

“Encumbrance” means (a) any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, deed of trust, title retention, security interest or other encumbrance of any kind securing, or conferring any priority of payment in respect of, any obligation of any Person, including any right granted by a transaction which, in legal terms, is not the granting of security but which has an economic or financial effect similar to the granting of security under applicable Law, (ii) any lease, sub-lease, occupancy agreement, easement or covenant granting a right of use or occupancy to any Person, (iii) any proxy, power of attorney, voting trust agreement, interest, option, right of first offer, negotiation or refusal or transfer restriction in favor of any Person and (iv) any adverse claim as to title, possession or use.

“Equity Securities” means the capital stock, membership interests, partnership interests, registered capital or other ownership interest in any Person or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such capital stock, membership interests, partnership interests, registered capital or other ownership interests (whether or not such derivative securities are issued by such Person).

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“Environmental Laws” shall mean all national, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any Government Authority thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

“GCL HK” means GCL Silicon Technology Holdings Limited.

“Government Authority” means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the Cayman Islands or of the PRC, any other country or territory or any province, state, county, city or other political subdivision of any other country or territory.

“Greatest Joy” has the meaning stated in the preamble.

“Happy Genius” means Happy Genius Holdings Limited.

“Hong Kong” means the Hong Kong Special Administrative Region of the PRC.

“Indebtedness” of any Person means all obligations (contingent or otherwise) of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business), (iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other Person.

“JZPTD” means Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

“Law” means any law, treaty, statute, ordinance, code, rule or regulation of any Government Authority or any Order.

“Liabilities” means all Indebtedness, obligations and other liabilities of a Person (whether absolute, accrued, contingent, fixed or otherwise, or whether due or become due).

“Licenses” means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental Authority.

“Mandra” means Mandra Silicon Limited.

“Material Adverse Effect” means a material adverse effect on the Business or Condition of the Group Companies taken as a whole, but excluding effects attributable to (i) the transactions contemplated by this Agreement; (ii) economic, industry or market conditions and generally, including, without limitation, changes affecting the industry in which the Company operates; (iii) any change in laws or regulatory or political conditions affecting the wind power and energy industry and generally, including any acts of war or terrorist activities; or any change in conditions or fluctuations in financial markets.

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“Memorandum and Articles” means memorandum and articles of association, the articles of incorporation, by-laws or other equivalent constitutional documents of the Company, as amended from time to time.

“Order” means any writ, judgment, decree, injunction, award or similar order of any Government Authority (in each such case whether preliminary or final).

“Ordinary Shares” means the ordinary shares, par value US$0.00001 per share, of the Company.

“Parties” means collectively the Sellers and the Company. Each of the Parties shall be referred to as a “Party.”

“Person” means an individual, firm, corporation, partnership, association, limited liability company, union, trust or estate or any other entity or organization whether or not having separate legal existence, including any Government Authority.

“Purchase Price” means:

I. If the initial public offering price of the American depositary shares representing the Company’s Ordinary Shares provides an effective price of at least $23.88 per Ordinary Share (as such Ordinary Shares are constituted as of July 15, 2008):

(a) US$240,625,000 in cash, paid to Happy Genius;

(b) US$446,875,000 principal amount of unsecured Convertible Bonds (with an agreed fair market value of US$558,200,000) to Happy Genius;

(c) 215,469,340 Ordinary Shares to Happy Genius; and

(d) 53,068,620 Ordinary Shares to Mandra.

II. If the initial public offering price of the American depositary shares representing the Company’s Ordinary Shares provides an effective price of at less than $23.88 per Ordinary Share (as such Ordinary Shares are constituted as of July 15, 2008), the Purchase Price stated in I.(a) and I.(b) shall remain the same, and the number of Ordinary Shares in I.(c) and I.(d) shall be reduced by multiplying the number of Ordinary Shares in each case by the fraction of in which the numerator is the effective initial public offering price and the denominator is $23.88.

“Representatives” means with respect to any Person, such Person’s directors, officers, Employees, agents, Affiliates, partners, counsel, legal and financial advisers, accountants, consultants and controlling persons.

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“PRC” or “China” means the People’s Republic of China and for the purposes of this Agreement, excluding the Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan.

“Qualified IPO” means a firm commitment underwritten public offering of Ordinary Shares of the Company and the listing of such Ordinary Shares on a reputable international stock exchange (including without limitation stock exchanges in the United States, Hong Kong and Singapore, or any other stock exchange that is approved by the board of directors of the Company).

“Securities Act” means the United States Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

“Sellers” means Mandra and Happy Genius.

“Subsidiary” means any Person which the Company controls, directly or indirectly. For purposes of this definition, “control” has the meaning set forth above under the definition of “Affiliate.”

“Sun Wave” has the meaning stated in the preamble.

“Tax” means any form of taxation (including any value added, excise, use, personal property, use and occupancy, business and occupation, mercantile, real estate, payroll, franchise or capital gains tax), estate duty, customs duty, deduction, withholding, duty, impost, levy or fee or charge levied, collected, withheld or assessed by any Government Authority and any interest, penalty, surcharge or fine in connection therewith or any other measure of tax.

1.02 Additional Definitions.

The following terms shall have the meanings set forth in the indicated Clause of this Agreement:

Defined Terms	Articles Reference
“Closing”	2.02
“Closing Date”	2.02
“Closing Shares”	2.01
“Disclosure Schedule”	ARTICLE III
“HKIAC”	9.02(a)

1.03 Construction.

Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. Unless otherwise specified, words such as “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular clause or sub-clause of this Agreement, and references herein

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to “articles” or “clauses” refer to articles or clauses of this Agreement. Unless otherwise specified, references herein to the word “including” shall be deemed to be followed by words “without limitation” or “but not limited to,” as applicable, or words of similar import. In the event that any translated version of this Agreement differs from the English version, the English version shall control. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

ARTICLE II

PURCHASE OF SHARES AND CLOSING

2.01 Purchase and Sale.

Subject to the terms and conditions hereof, at the Closing, Happy Genius shall sell to the Company, and the Company shall purchase from Happy Genius at the applicable Purchase Price, 82 shares of Sun Wave and 82 shares of Greatest Joy free and clear of all Encumbrances, representing 82% of the issued share capital of each of Sun Wave and Greatest Joy (the “Happy Genius Shares”).

Subject to the terms and conditions hereof, at the Closing, Mandra shall sell to the Company, and the Company shall purchase from Mandra at the applicable Purchase Price, 18 shares of Sun Wave and 18 shares of Greatest Joy free and clear of all Encumbrances, representing 18% of the issued share capital of each of Sun Wave and Greatest Joy (the “Mandra Shares”; together with the Happy Genius Shares, the “Closing Shares”).

2.02 Closing.

Subject to the satisfaction or waiver of the conditions set forth in ARTICLE V and ARTICLE VI of this Agreement, the closing of the transactions contemplated under Article 2.01 (the “Closing”) shall take place at the offices of Milbank, Tweed, Hadley & McCloy LLP at Tower 2, China Central Place, Suite 1505-1506, 79 Jianguo Road, Chao Yang District, Beijing 100025, People’s Republic of China, or at such other place as the Company and the Sellers mutually agree, concurrently with the closing of the Company’s initial public offering that constitutes a Qualified IPO provided that all of the conditions set forth in ARTICLE V and ARTICLE VI hereunder have been satisfied or waived (or any other day as may be mutually agreed by the Company and the Sellers) (the “Closing Date”).

(a) At the Closing, Happy Genius shall deliver to the Company:

(i) shares aggregating 82% of the issued share capital of each of Sun Wave and Greatest Joy;

(ii) a certified copy of the updated register of members of each of Sun Wave and Greatest Joy that duly registers the name of the Company as record owner of such shares; and

(iii) each other item that is to be completed or delivered by Happy Genius at Closing in accordance with this Agreement and applicable Law.

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(b) At the Closing, Mandra shall deliver to the Company:

(i) shares aggregating 18% of the issued share capital of each of Sun Wave and Greatest Joy;

(ii) a certified copy of the updated register of members of each of Sun Wave and Greatest Joy that duly registers the name of the Company as record owner of such shares; and

(iii) each other item that is to be completed or delivered by Mandra at Closing in accordance with this Agreement and applicable Law.

(c) At the Closing, the Company shall deliver to the Sellers (as applicable):

(i) the cash portion of the Purchase Price by wire transfer of immediately available funds to an account to be designated by the Company, such account to be so designated at least two Business Days prior to the Closing;

(ii) the Ordinary Shares constituting such portion of the Purchase Price;

(iii) the unsecured Convertible Bonds constituting such portion of the Purchase Price; and

(iv) each other item that is to be completed or delivered by it at Closing in accordance with this Agreement and applicable Law.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Except as set forth in the Disclosure Schedule dated the Closing Date (the “Disclosure Schedule”) to be made part of this Agreement upon delivery thereof to the Company each of the Sellers hereby severally, and not jointly represents and warrants to the Company as of the date hereof and as of the Closing Date as follows:

3.01 Organization.

The Seller is a corporation duly organized and validly existing under the Laws of its place of incorporation and has full corporate power and authority to execute and deliver this Agreement to which it is a party and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The Seller has the full corporate power and authority to conduct its business as now conducted. The Seller is duly qualified to do business in each jurisdiction in which it currently conducts business except where the failure to be so qualified would not be reasonably expected to have a Material Adverse Effect.

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3.02 Authority.

(a) The execution and delivery by the Seller of this Agreement and the performance by the Seller of its obligations hereunder have been duly and validly authorized by all necessary corporate action of the Seller.

(b) This Agreement has been duly and validly executed and delivered by the Seller and constitutes, and upon its execution and delivery, shall constitute, a legal, valid and binding obligation, enforceable against it in accordance with its terms, except as (i) the enforceability thereof may be limited by applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium and other laws of general application or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether considered in a Proceeding in equity or at law).

3.03 No Conflicts.

The execution and delivery by the Seller of this Agreement does not, and the performance by the Seller of each of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

(a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the Memorandum and Articles or other constitutional documents of the Seller; or

(b) subject to obtaining the consents, approvals and actions, making the filings, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to the Seller anywhere such conflict, violation or breach would result, or would reasonably be expected to result, in a Material Adverse Effect.

3.04 Governmental Approvals and Filings.

No consent, approval or action of, filing with or notice to any Government Authority on part of the Seller is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

3.05 Title to Assets and Properties.

The Seller has good and marketable title to its Assets and Properties held free and clear of any mortgage, pledge, lien, encumbrance, security interest or charge of any kind with no exceptions that would interfere with the use made or to be made thereof by them where failure to comply with any of the foregoing would have or would be reasonably likely to have a Material Adverse Effect. With respect to the Assets and Properties it leases, the Seller is in compliance with such leases and, to the best of its knowledge, the Seller holds valid leasehold interests in such Assets and Properties free of any Liens, encumbrances, security interests or claims of any party other than the lessors of such Assets and Properties with no exceptions that would interfere with the use made or to be made thereof by them where failure to comply with any of the foregoing would have or would be reasonably likely to have a Material Adverse Effect.

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3.06 Closing Shares.

(a) The Happy Genius Shares will be owned at all times prior to the Closing by Happy Genius, and such shares represent valid and binding obligations of Sun Wave and Greatest Joy, enforceable against them in accordance with their terms.

(b) The Mandra Shares will be owned at all times prior to the Closing by Mandra, and such shares represent valid and binding obligations of Sun Wave and Greatest Joy, enforceable against them in accordance with their terms.

(c) The Closing Shares when sold to the Company at Closing will be duly and validly authorized and issued, fully paid and non-assessable. At the Closing, in accordance with the provisions of this Agreement, the Company will own the Closing Shares free and clear of any Encumbrance, or third party right or claim of any kind.

(d) The outstanding capital shares of the Company are duly and validly authorized and issued, credited as fully paid and non-assessable, have been issued in accordance with all applicable laws, the Company’s Memorandum and Articles of Association and any relevant securities laws or pursuant to valid exemptions therefrom.

3.07 Interest in JZPTD.

(a) The Seller is the beneficial holder of percentage of equity interest in JZPTD set forth in the preamble; and

(b) at the Closing, in accordance with the provisions of this Agreement and the acquisition of the Closing Shares, the Company will indirectly own such percentage of equity interest in JZPTD free and clear of any Encumbrance, or third party right or claim of any kind.

3.08 Legal Proceedings.

As of the date hereof, except as disclosed in the Disclosure Schedule, there are no Orders outstanding against the Seller or any Subsidiary.

3.09 Compliance With Laws and Orders.

As of the date hereof, the Seller is not or has not received any notice that it is or has been in violation of or in default under any Law or Order applicable to the Seller that would be reasonably likely to have a Material Adverse Effect.

3.10 Brokers.

All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Seller directly with the Company without the intervention of any Person on behalf of the Seller in such manner as to give rise to any valid claim by any Person against the Sellers or the Company for a finder’s fee, brokerage commission or similar payment.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each of the Sellers as of the date hereof and as of the Closing Date as follows:

4.01 Organization.

The Company is a corporation duly organized and validly existing under the Laws of its place of incorporation. The Company has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

4.02 Authority.

(a) The execution and delivery by the Company of this Agreement, and the performance by the Company of its obligations hereunder, have been duly and validly authorized by all necessary action.

(b) This Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except as (i) the enforceability thereof may be limited by applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium and other laws of general application or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether considered in a Proceeding in equity or at law).

4.03 No Conflicts.

The execution and delivery by the Company of this Agreement does not, and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

(a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the constitutional documents of the Company; and

(b) subject to obtaining the consents, approvals and actions, making the filings, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to the Company.

4.04 Information.

(a) The Company acknowledge that (A) it has had the opportunity to request copies of any documents, records, and books pertaining to this investment and (B) any such documents, records and books that the Company requested have been made available for inspection by the Company, the Company’s attorney, accountant or advisors.

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(b) The Company and its advisors have had a reasonable opportunity to ask questions of and receive answers from representatives of the Sellers or persons acting on behalf of the Sellers concerning this investment and all such questions have been answered to the full satisfaction of the Company.

(c) The Company has sufficient knowledge and experience in financial, Tax and business matters to enable the Company to utilize the information made available to them in connection with the transactions contemplated hereby, to evaluate the merits and risks of an investment and to make an informed investment decision.

4.05 No U.S. Person.

The Company is not a “U.S. Person” (as defined in Rule 902 of Regulation S of the Securities Act) and it understands that no action has been or will be taken in any jurisdiction by the Sellers that would permit a public offering of the Closing Shares in any country or jurisdiction where action for that purpose is required.

4.06 No Directed Selling Efforts.

No form of “directed selling efforts” (as defined in Rule 902 of Regulation S), general solicitation or general advertising in violation of the Securities Act has been or will be used nor will any offers by means of any directed selling efforts in the United States be made by the Company or any of its representatives in connection with the offer and sale of any of the Closing Shares.

4.07 Investment Purposes.

The Company acknowledges that neither the offer nor sale of the Closing Shares has been registered under the Securities Act or under the securities laws of any foreign or state Governmental Authority. The Company is acquiring the Closing Shares for its own account for investment purposes and is not acquiring the Closing Shares with a view to any distribution or resale thereof that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction. The Company has not offered or sold the Closing Shares being acquired and does not have any present intention of selling, distributing or otherwise disposing of such Closing Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction.

4.08 Brokers.

All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company directly with Sellers without the intervention of any Person on behalf of the Company in such manner as to give rise to any valid claim by any Person against any Seller or the Company for a finder’s fee, brokerage commission or similar payment.

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4.09 Ordinary Shares.

(a) The Ordinary Shares when transferred to the Sellers at Closing will be duly and validly authorized and issued, fully paid and non-assessable. At the Closing, in accordance with the provisions of this Agreement, the Sellers will own the Ordinary Shares that are a portion of the Purchase Price free and clear of any Encumbrance, or third party right or claim of any kind.

(b) The outstanding capital shares of the Company are duly and validly authorized and issued, credited as fully paid and non-assessable, have been issued in accordance with all applicable laws, the Company’s Memorandum and Articles and any relevant securities laws or pursuant to valid exemptions therefrom.

ARTICLE V

CONDITIONS TO OBLIGATIONS OF THE COMPANY

The obligation of the Company to proceed with the Closing is subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Company):

5.01 Representations and Warranties.

Each of the representations and warranties made by the Sellers in this Agreement shall be true and correct on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date except to the extent they expressly refer to another time or period, in which case they shall be true and correct as of such specific time or period, and the Sellers shall have each delivered a certificate to the Company, dated the Closing Date, to such effect.

5.02 Performance.

The Sellers shall have performed and complied with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by it at or before the Closing and the Sellers shall have delivered a certificate to the Company dated the Closing Date, to such effect.

5.03 Orders and Laws.

There shall not be in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

5.04 Regulatory Consents and Approvals.

All consents, approvals and actions of, filings with and notices to any Government Authority necessary to permit each of the Parties to perform its obligations under this Agreement and to consummate the transactions contemplated hereby shall have been duly obtained, made or given and be in full force and effect.

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5.05 Initial Public Offering Closing.

There shall be a closing of an initial public offering of the Company’s Ordinary Shares that constitutes a Qualified IPO which shall concurrently occur on the Closing Date.

5.06 Release of Security Interests

The following assets of the Sellers, which secure the Closing Shares, shall be released to the Company after the closing of a Qualified IPO: (1) a charge over all of the assets of Sun Wave and Greatest Joy and each direct and indirect subsidiary of Sun Wave and Greatest Joy which are the direct holders of the equity interest in JZPTD, including mortgages over shares they hold in the respective subsidiaries and in the 36% equity interest in JZPTD owned by the Sellers in the aggregate; (2) a mortgage of shares in the Company owned by Happy Genius (as to 60% of the total issued share capital of the Company) and Mandra (as to 10% of the total issued share capital of the Company); and (3) a mortgage of shares in Sun Wave and Greatest Joy owned by the Happy Genius (as to 82% of the total issued share capital of Sun Wave and Greatest Joy).

ARTICLE VI

CONDITIONS TO OBLIGATIONS OF THE SELLERS

The obligation of the Sellers to proceed with the Closing is subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Sellers):

6.01 Representations and Warranties.

Each of the representations and warranties made by the Company in this Agreement shall be true and correct on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date, except to the extent they expressly refer to another time or period, in which case they shall be true and correct as of such specific time or period, and the Company shall have delivered a certificate to each of the Sellers, dated the Closing Date, to such effect.

6.02 Performance.

The Company shall have performed and complied with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by the Company at or before the Closing, and the Company shall have delivered a certificate to the Sellers, dated the Closing Date, to such effect.

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6.03 Orders and Laws.

There shall not be in effect on the Closing Date any Order or Law that became effective after the date of this Agreement restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

6.04 Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to any Government Authority necessary to permit each of the Parties to perform its obligations under this Agreement shall have been duly obtained, made or given and be in full force and effect.

6.05 Initial Public Offering Closing.

There shall be a closing of an initial public offering of the Company’s Ordinary Shares that constitutes a Qualified IPO which shall concurrently occur on the Closing Date.

6.06 Release of Security Interests.

The charge over all the assets of the Company, including a mortgage over the shares of GCL HK and 64% of the equity interest in JZPTD shall be released to the Company after the closing of a Qualified IPO.

ARTICLE VII

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

7.01 Survival of Representations and Warranties. The representations and warranties contained in ARTICLE III and ARTICLE IV of this Agreement will survive for ninety (90) days following the Closing.

ARTICLE VIII

TERMINATION

8.01 Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned:

(a) by mutual written consent of the Parties; or;

(b) by written notice of the Sellers or the Company, if the Closing shall not have occurred prior to December 31, 2008 (provided that the right to terminate this Agreement under this Section 8.01(b) shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to have occurred on or before such date).

8.02 Effect of Termination and Survival. If this Agreement is validly terminated pursuant to Article 8.01, this Agreement shall forthwith become null and void, and there shall be no further liability or obligation on the part of the Company or any of the Sellers; provided, that any right, provision or obligation of this Agreement that by its nature should survive thereafter shall survive following any such termination. Notwithstanding any other provision in this Agreement to the contrary, upon any termination of this Agreement pursuant to Article 8.01, the Company shall remain liable to the Sellers for any breach of this Agreement by the Company

15	Share Purchase Agreement

existing at the time of such termination, and the Sellers shall remain liable to the Company for any breach of this Agreement by the Sellers existing at the time of such termination, and the Company or the Sellers may seek such remedies in accordance with ARTICLE IX with respect to any such breach as are provided in this Agreement or as are otherwise available at Law or in equity.

ARTICLE IX

GOVERNING LAW AND RESOLUTION OF DISPUTES

9.01 Governing Law. This Agreement and any disputes, claims or controversies arising from, related to or in connection with this Agreement shall be construed in accordance with the Laws of the state of New York of the United States, without regard to its conflict of law principles.

9.02 Dispute Resolution Forum.

(a) Any controversy or claim arising out of or relating to this Agreement, or any breach of this Agreement, shall be initiated, maintained and finally determined by binding arbitration under the auspices of the Hong Kong International Arbitration Center (the “HKIAC”) and the site of the arbitration shall be in Hong Kong. The arbitral tribunal shall be appointed within 30 days of the notice of dispute, and shall consist of three arbitrators, each opposing party to a dispute shall be entitled to appoint one arbitrator and the third shall be jointly appointed by the disputing parties or, failing such agreement within such 30-day period, the HKIAC shall appoint the third arbitrator.

(b) The arbitration proceeding shall be conducted in English. The arbitration tribunal shall apply the UNCITRAL Arbitration Rules as administered by the HKIAC at the time of the arbitration.

(c) The award of the arbitration tribunal shall be final and binding upon the disputing parties, and the prevailing party or parties may apply to a court of competent jurisdiction for enforcement of such award.

(d) Any party shall be entitled to seek preliminary injunctive relief from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

9.03 Performance Pending Dispute Resolution. Unless otherwise terminated in accordance with the terms hereof, this Agreement and the rights and obligations of the Parties hereunder shall remain in full force and effect during the pendency of any proceeding under Article 9.02.

ARTICLE X

MISCELLANEOUS

10.01 Entire Agreement. This Agreement constitutes the whole agreement among the parties hereto relating to the subject matter hereof and supersedes all prior agreements or understandings both oral and written among all of the parties hereto relating to the subject matter hereof.

16	Share Purchase Agreement

10.02 Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the Parties, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

10.03 Assignment. No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of the other Parties.

10.04 Amendment; Waiver. (a) This Agreement may not be amended, modified or supplemented except by a written instrument executed by each of the Parties.

(b) No waiver of any provision of this Agreement shall be effective unless set forth in a written instrument signed by the Party waiving such provision. No failure or delay by a Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Without limiting the foregoing, no waiver by a Party of any breach by any other Party of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

10.05 Notices. Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent to the relevant Party at its address or fax number set out below (or such other address or fax number as the addressee has by five days’ prior written notice specified to the other Parties). Any notice, demand or other communication so addressed to the relevant Party shall be deemed to have been delivered (a) if delivered in person or by messenger, when proof of delivery is obtained by the delivering Party; (b) if sent by post within the same country, on the third day following posting, and if sent by post to another country, on the fifth day following posting, and (c) if given or made by fax, upon dispatch and the receipt of a transmission report confirming dispatch. The initial address and facsimile for the Parties for the purposes of this Agreement are:

(a)	if to Happy Genius, to:

Address:	C/O GCL Silicon Technology Holdings Inc. Suite 3601, Two Exchange Square Central, Hong Kong

Attention:	Richard Li/ David Fung

Fax No.:	852 2526 7638

17	Share Purchase Agreement

(b)	if to Mandra, to:

Address:	10th Floor, Fung House, 19-20 Connaught Road Central, Hong Kong

Attention:	Song-Yi Zhang

Fax No.:	852 3113 8252

(c)	if to the Company, to:

Address:	Suite 3601, Two Exchange Square, Central, Hong Kong

Attention:	Hunter Jiang

Fax No.:	852 2526 7638

10.06 Counterparts. This Agreement may be signed in any number of counterparts including counterparts transmitted by facsimile, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

10.07 Severability. If any provision contained in this Agreement shall for any reason be determined to be partially or wholly invalid, illegal or unenforceable by any court of competent jurisdiction, such provision shall be of no force and effect to the extent so determined, but the invalidity, illegality or unenforceability of such provision shall have no effect upon and shall not impair the validity, legality or enforceability of any other provision of this Agreement.

10.08 Costs and Expenses. Costs and expenses incurred by any Party in connection with its business, technical, legal and financial due diligence and otherwise arising from, related to or in connection with the preparation, execution, delivery and performance of this Agreement and each other Transaction Document shall be borne by such Party.

10.09 Further Assurances. Each Party shall give such further assurance, provide such further information, take such further actions and execute and deliver such further documents and instruments as are, in each case, within its power to give, provide and take so as to give full effect to the provisions of this Agreement.

(Signature page follows)

18	Share Purchase Agreement

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

HAPPY GENIUS HOLDINGS LIMITED

By:
Name:
Title:

MANDRA SILICON LIMITED

By:
Name:
Title:

GCL SILICON TECHNOLOGY HOLDINGS INC.

By:
Name:
Title:

EXHIBIT A

CONVERTIBLE BOND TERM SHEET

GCL SILICON TECHNOLOGY HOLDINGS INC. 3% CONVERTIBLE BOND TERM SHEET

Capitalized terms used but not herein defined shall have the meanings set forth in the Subscription Agreement, dated June 5, 2008, between Happy Genius Holdings Limited and the purchasers set forth on Schedule 1 thereto.

GCL SILICON TECHNOLOGY HOLDINGS INC. CONVERTIBLE BONDS

INDICATIVE TERMS

Issuer	GCL SILICON TECHNOLOGY HOLDINGS INC. (Listco)

Opco	(formerly known as ), a wholly foreign owned enterprise established under the laws of the PRC between GCL (HK), Asia Silicon Technology Development Limited, Asia Silicon Technology Development Holdings Limited, Speedy Gain Limited and Richmore International Development Limited.

Investor	EB holders on IPO Date

EB	Exchangeable Bond due 2010 issued by Happy Genius Holdings Limited

Description of Security	Bonds convertible into common shares of Listco, at the option of the bondholders (CB)

Status	Direct, senior, unsubordinated and unsecured

Offer Size

Outstanding principal amount of the EB on the IPO Date, following partial redemption upon a Complying IPO, as per the EB, split into the following classes:

•     Class A – 50% of the outstanding principal amount

•     Class B – 25% of the outstanding principal amount

•     Class C – 25% of the outstanding principal amount

Currency	US dollars

Maturity	1.5 year after the IPO Date

Coupon	3.00%

Issue Price	100.00%

Redemption Price	100.00%

Yield	3.00% per annum calculated on a semi-annual basis

Day Count Fraction	30/360

Conversion Price	IPO Price

Conversion Period	As per the EB in accordance with the following table:

Class of CB Class A Class B Class C	Convertible from IPO + 6 months IPO + 9 months IPO + 12 months

Min. Denomination	US$100,000 and integral multiples of US$1,000 in excess thereof

Min. Conversion Amount	US$1,000

Anti-Dilution Protection	Yes, as per the EB

Capital Distribution Pass-through	Yes, as per the EB

Cash settlement option	None

Reps and Warranties	Day one reps and warranties will be given by Listco as is customary for a listed company CB. Thereafter, no repetition of reps and warranties

Other Terms and Conditions	Such other terms and conditions which are standard with such offerings including the following:

•     to timely pay any interests or redemption amount when they become due and payable subject to grace periods to be agreed;

•     to maintain an office or agency in the U.S.;

•     to provide financial information in the form of reports, as per SEC requirements;

•     negative pledge at Listco and offshore subsidiary level. No offshore subsidiaries below the Listco level may incur any financial indebtedness.

•     compliance with an agreed Consolidated Debt to Consolidated EBITDA as per the EB;

•     to comply with law in all material respects;

•     to maintain corporate existence;

•     to carry on business subject to certain carve-outs;

•     to provide notice of default;

•     to comply with certain restrictions on merger if Listco is not the surviving entity after the merger;

•     to pay additional amounts if there is a change in law that requires withholding tax, coupled with a right of Listco to redeem the Bonds as per the EB; and

•     to redeem the Bonds upon the occurrence of certain fundamental events, such as a merger or change of control as per EB

Conditions Precedent

Such conditions precedent which are standard with such offerings including the following:

•     constitutional documents of Listco and Opco including a certificate of good standing of Listco;

•     a no registration opinion issued by a reputable national US law firm (as counsel to the issuer) customary on the offering of the CB and the exchange of the EB for the CB.

•     legal opinions on due execution, authorisation, legal validity and enforceability of all documentation to be executed by Listco;

•     shareholders resolution and board resolutions required to authorize the issue of the CB by Listco and its entering and execution of all documentation in connection with the issue of the CB;

•     certificate of an authorized signatory of Listco the contents of which to be as per those required under the EB; and

•     relevant process agent appointment letters and acceptance from the process agent for each of the documents to be entered into by Listco

Cross default	Yes, US$10,000,000 or equivalent (actual not potential)

Change of Control	Yes, if a change of control occurs, the bondholders will have an option, exercisable at their election, to redeem the Bonds for cash at the change of control early redemption amount or to convert the Bonds into Shares as per the EB

De-listing Put	Yes, if a delisting of the shares occurs, the bondholders will have an option, exercisable at their election, to redeem the Bonds for cash at the event of default early redemption amount as per the EB

Events of Default	Standard Euro-market Events of Default and Event of Default put as per the EB

Tax Gross Up	Applicable

Tax Redemption	Yes, as per the EB

Transferability	Yes

Registration Rights	Registration rights similar to those relating to the EB will be provided by Listco

Use of Proceeds	To purchase the outstanding principal amount of the EB on the IPO Date

Other terms	Other standard CB terms such as market disruption, indemnities and break costs. All reasonable out of pocket expenses incurred by the bondholders in connection with the exchange into the CB are to be reimbursed by Listco

Governing Law	New York Law

Rating	Not rated

Listing	No Listing

Closing and Payment Date	IPO Date

Settlement Date	IPO Date

Trustee	DB

Expenses	Happy Genius Holdings Limited to pay the costs and expenses (including the costs and expenses of legal counsels and other professional advisers) reasonably incurred in connection with the issue of the CB

EXECUTION COPY

AMENDED SHARE PURCHASE AGREEMENT

by and among

HAPPY GENIUS HOLDINGS LIMITED

and

MANDRA SILICON LIMITED

and

GCL SILICON TECHNOLOGY HOLDINGS INC.

Dated as of September 30, 2008

i	Share Purchase Agreement

ARTICLE VIII TERMINATION		15

8.01	TERMINATION	15
8.02	EFFECT OF TERMINATION AND SURVIVAL	15

ARTICLE IX GOVERNING LAW AND RESOLUTION OF DISPUTES		16

9.01	GOVERNING LAW	16
9.02	DISPUTE RESOLUTION FORUM	16
9.03	PERFORMANCE PENDING DISPUTE RESOLUTION	16

ARTICLE X MISCELLANEOUS		17

10.01	ENTIRE AGREEMENT	17
10.02	BINDING EFFECT; BENEFIT	17
10.03	ASSIGNMENT	17
10.04	AMENDMENT; WAIVER	17
10.05	NOTICES	17
10.06	COUNTERPARTS	18
10.07	SEVERABILITY	18
10.08	COSTS AND EXPENSES	19
10.09	FURTHER ASSURANCES	19

APPENDIX A		A-1

ii	Share Purchase Agreement

AMENDED SHARE PURCHASE AGREEMENT

This AMENDED SHARE PURCHASE AGREEMENT (this “Agreement”) dated as of September 30, 2008 is made by and among:

(1) Happy Genius Holdings Limited (“Happy Genius”), a company incorporated and existing under the laws of the British Virgin Islands and having its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands,

(2) Mandra Silicon Limited (“Mandra”; together with Happy Genius, the “Sellers”), a company incorporated and existing under the laws of the British Virgin Islands and having its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and

(3) GCL Silicon Technology Holdings Inc. (the “Company”), a company incorporated and existing under the laws of the Cayman Islands and having its registered office at Offshore Incorporations (Cayman) Limited, Scotia Centre, 4th Floor, P.O. Box 2804, George Town, Grand Cayman KY1-1112, Cayman Islands.

Capitalized terms not otherwise defined herein have the meanings set forth in ARTICLE I.

WHEREAS:

WHEREAS, Happy Genius is the legal and beneficial owner of 82.00% of the issued share capital of each of Sun Wave Group Limited (“Sun Wave”), a company incorporated and existing under the laws of the British Virgin Islands and Greatest Joy International Limited (“Greatest Joy”), a company incorporated and existing under the laws of the British Virgin Islands;

WHEREAS, Mandra is the legal and beneficial owner of 18.00% of the issued share capital of each of Sun Wave and Greatest Joy;

WHEREAS, Sun Wave is the legal and beneficial owner of 100% of the issued share capital of each of Wise Universe Investments Limited, Excel Bond International Limited and Asia Silicon Technology Development Holdings Limited, each a company incorporated in the British Virgin Islands.

WHEREAS, Wise Universe Investments Limited, Excel Bond International Limited and Asia Silicon Technology Development Holdings Limited are the legal and beneficial owners of 100% of the issued share capital of Speedy Gain Limited, Asia Silicon Technology Development Limited and Asia Silicon Technology Development Holdings Limited respectively, each a company incorporated in Hong Kong.

WHEREAS, Speedy Gain Limited, Asia Silicon Technology Development Limited and Asia Silicon Technology Development Holdings Limited are the legal and beneficial holders of 7%, 8% and 5%, respectively, of the equity interest in Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. (“JZPTD”), a limited liability company organized in the People’s Republic of China.

1	Share Purchase Agreement

WHEREAS, Greatest Joy is the legal and beneficial owner of 100% issued share capital of Richmore International Development Limited, a company incorporated in Hong Kong.

WHEREAS, Richmore International Development Limited is the legal and beneficial holder of 16% of the equity interest in JZPTD.

WHEREAS, the Sellers agree to sell to the Company and the Company agrees to purchase from the Sellers 100% in the aggregate of the issued share capital of each of Sun Wave and Greatest Joy;

WHEREAS, the Sellers and the Company agree to enter into this Agreement to govern the Sellers’ sale and the Company’s purchase of 100% of the issued share capital of each of Sun Wave and Greatest Joy;

WHEREAS, the Sellers and the Company entered into a share purchase agreement dated July 18, 2008 and have agreed to amend certain terms of such agreement in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.01 Definitions.

The following terms shall have the following meanings for purposes of this Agreement:

“Actions or Proceedings” means any action, suit, proceeding, arbitration or any investigation or audit by any Government Authority.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person and “Affiliates” and “Affiliated” shall have correlative meanings. For the purpose of this definition, the term “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or influence the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise

“Agreement” has the meaning stated in the preamble.

2	Share Purchase Agreement

“Assets and Properties” of any Person means assets and properties of any kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including without limitation cash, cash equivalents, investment assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and intellectual property.

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in Hong Kong are authorized or obligated to close.

“Company” means GCL Silicon Technology Holdings Inc.

“Confidential Information” means (a) any information concerning the organization, business, technology, trade secrets, know-how, finance, transactions or affairs of any Party or any Party’s Representatives (whether conveyed in written, oral or in any other form and whether such information has been furnished before, on or after the date of this Agreement), (b) any information or materials prepared by a Party or its Representatives that contains or otherwise reflects, or is generated from, Confidential Information and (c) this Agreement, the transactions contemplated hereby, the terms and conditions hereof or any discussions, correspondence or other communications among the Parties or their respective Representatives relating to this Agreement or any of the transactions contemplated hereunder.

“Contract” means any agreement, lease, license, engagement, evidence of Indebtedness, mortgage, indenture, security agreement, financial instrument, purchase order, commitment, arrangement, understanding or other contract (whether written, oral or otherwise).

“Convertible Bonds” means any of the unsecured convertible bonds having the characteristics set forth in the term sheet attached hereto as Exhibit A.

“Employee” means any officer or employee including any part-time, regular contract or fixed-term officer or employee.

“Encumbrance” means (a) any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, deed of trust, title retention, security interest or other encumbrance of any kind securing, or conferring any priority of payment in respect of, any obligation of any Person, including any right granted by a transaction which, in legal terms, is not the granting of security but which has an economic or financial effect similar to the granting of security under applicable Law, (ii) any lease, sub-lease, occupancy agreement, easement or covenant granting a right of use or occupancy to any Person, (iii) any proxy, power of attorney, voting trust agreement, interest, option, right of first offer, negotiation or refusal or transfer restriction in favor of any Person and (iv) any adverse claim as to title, possession or use.

“Equity Securities” means the capital stock, membership interests, partnership interests, registered capital or other ownership interest in any Person or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such capital stock, membership interests, partnership interests, registered capital or other ownership interests (whether or not such derivative securities are issued by such Person).

3	Share Purchase Agreement

“Environmental Laws” shall mean all national, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any Government Authority thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

“GCL HK” means GCL Silicon Technology Holdings Limited.

“Government Authority” means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the Cayman Islands or of the PRC, any other country or territory or any province, state, county, city or other political subdivision of any other country or territory.

“Greatest Joy” has the meaning stated in the preamble.

“Happy Genius” means Happy Genius Holdings Limited.

“Hong Kong” means the Hong Kong Special Administrative Region of the PRC.

“Indebtedness” of any Person means all obligations (contingent or otherwise) of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business), (iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other Person.

“JZPTD” means Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

“Law” means any law, treaty, statute, ordinance, code, rule or regulation of any Government Authority or any Order.

“Liabilities” means all Indebtedness, obligations and other liabilities of a Person (whether absolute, accrued, contingent, fixed or otherwise, or whether due or become due).

“Licenses” means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental Authority.

“Mandra” means Mandra Silicon Limited.

“Material Adverse Effect” means a material adverse effect on the Business or Condition of the Group Companies taken as a whole, but excluding effects attributable to (i) the transactions contemplated by this Agreement; (ii) economic, industry or market conditions and

4	Share Purchase Agreement

generally, including, without limitation, changes affecting the industry in which the Company operates; (iii) any change in laws or regulatory or political conditions affecting the wind power and energy industry and generally, including any acts of war or terrorist activities; or any change in conditions or fluctuations in financial markets.

“Memorandum and Articles” means memorandum and articles of association, the articles of incorporation, by-laws or other equivalent constitutional documents of the Company, as amended from time to time.

“Order” means any writ, judgment, decree, injunction, award or similar order of any Government Authority (in each such case whether preliminary or final).

“Ordinary Shares” means the ordinary shares, par value US$0.0001 per share, of the Company.

“Parties” means collectively the Sellers and the Company. Each of the Parties shall be referred to as a “Party.”

“Person” means an individual, firm, corporation, partnership, association, limited liability company, union, trust or estate or any other entity or organization whether or not having separate legal existence, including any Government Authority.

“Purchase Price” means:

I. If the initial public offering price of the American depositary shares representing the Company’s Ordinary Shares provides an effective price of at least $2.37 per Ordinary Share (as such Ordinary Shares are constituted as of September 30, 2008):

(a) US$240,625,000 in cash, paid to Happy Genius;

(b) US$446,875,000 principal amount of unsecured Convertible Bonds (with an agreed fair market value of US$558,200,000) to Happy Genius;

(c) 216,896,603 Ordinary Shares to Happy Genius; and

(d) 53,426,250 Ordinary Shares to Mandra.

II. If the initial public offering price of the American depositary shares representing the Company’s Ordinary Shares provides an effective price of at less than $2.37 per Ordinary Share (as such Ordinary Shares are constituted as of September 30, 2008), the Purchase Price stated in I.(a) and I.(b) shall remain the same, and the number of Ordinary Shares in I.(c) and I.(d) shall be reduced by multiplying the number of Ordinary Shares in each case by the fraction of in which the numerator is the effective initial public offering price and the denominator is $2.37.

“Representatives” means with respect to any Person, such Person’s directors, officers, Employees, agents, Affiliates, partners, counsel, legal and financial advisers, accountants, consultants and controlling persons.

5	Share Purchase Agreement

“PRC” or “China” means the People’s Republic of China and for the purposes of this Agreement, excluding the Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan.

“Qualified IPO” means a firm commitment underwritten public offering of Ordinary Shares of the Company and the listing of such Ordinary Shares on a reputable international stock exchange (including without limitation stock exchanges in the United States, Hong Kong and Singapore, or any other stock exchange that is approved by the board of directors of the Company).

“Securities Act” means the United States Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

“Sellers” means Mandra and Happy Genius.

“Subsidiary” means any Person which the Company controls, directly or indirectly. For purposes of this definition, “control” has the meaning set forth above under the definition of “Affiliate.”

“Sun Wave” has the meaning stated in the preamble.

“Tax” means any form of taxation (including any value added, excise, use, personal property, use and occupancy, business and occupation, mercantile, real estate, payroll, franchise or capital gains tax), estate duty, customs duty, deduction, withholding, duty, impost, levy or fee or charge levied, collected, withheld or assessed by any Government Authority and any interest, penalty, surcharge or fine in connection therewith or any other measure of tax.

1.02 Additional Definitions.

The following terms shall have the meanings set forth in the indicated Clause of this Agreement:

Defined Terms	Articles Reference
“Closing”	2.02
“Closing Date”	2.02
“Closing Shares”	2.01
“Disclosure Schedule”	ARTICLE III
“HKIAC”	9.02(a)

1.03 Construction.

Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. Unless otherwise specified, words such as

6	Share Purchase Agreement

“herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular clause or sub-clause of this Agreement, and references herein to “articles” or “clauses” refer to articles or clauses of this Agreement. Unless otherwise specified, references herein to the word “including” shall be deemed to be followed by words “without limitation” or “but not limited to,” as applicable, or words of similar import. In the event that any translated version of this Agreement differs from the English version, the English version shall control. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

ARTICLE II

PURCHASE OF SHARES AND CLOSING

2.01 Purchase and Sale.

Subject to the terms and conditions hereof, at the Closing, Happy Genius shall sell to the Company, and the Company shall purchase from Happy Genius at the applicable Purchase Price, 82 shares of Sun Wave and 82 shares of Greatest Joy free and clear of all Encumbrances, representing 82% of the issued share capital of each of Sun Wave and Greatest Joy (the “Happy Genius Shares”).

Subject to the terms and conditions hereof, at the Closing, Mandra shall sell to the Company, and the Company shall purchase from Mandra at the applicable Purchase Price, 18 shares of Sun Wave and 18 shares of Greatest Joy free and clear of all Encumbrances, representing 18% of the issued share capital of each of Sun Wave and Greatest Joy (the “Mandra Shares”; together with the Happy Genius Shares, the “Closing Shares”).

2.02 Closing.

Subject to the satisfaction or waiver of the conditions set forth in ARTICLE V and ARTICLE VI of this Agreement, the closing of the transactions contemplated under Article 2.01 (the “Closing”) shall take place at the offices of Milbank, Tweed, Hadley & McCloy LLP at Tower 2, China Central Place, Suite 1505-1506, 79 Jianguo Road, Chao Yang District, Beijing 100025, People’s Republic of China, or at such other place as the Company and the Sellers mutually agree, concurrently with the closing of the Company’s initial public offering that constitutes a Qualified IPO provided that all of the conditions set forth in ARTICLE V and ARTICLE VI hereunder have been satisfied or waived (or any other day as may be mutually agreed by the Company and the Sellers) (the “Closing Date”).

(a) At the Closing, Happy Genius shall deliver to the Company:

(i) shares aggregating 82% of the issued share capital of each of Sun Wave and Greatest Joy;

(ii) a certified copy of the updated register of members of each of Sun Wave and Greatest Joy that duly registers the name of the Company as record owner of such shares; and

7	Share Purchase Agreement

(iii) each other item that is to be completed or delivered by Happy Genius at Closing in accordance with this Agreement and applicable Law.

(b) At the Closing, Mandra shall deliver to the Company:

(i) shares aggregating 18% of the issued share capital of each of Sun Wave and Greatest Joy;

(ii) a certified copy of the updated register of members of each of Sun Wave and Greatest Joy that duly registers the name of the Company as record owner of such shares; and

(iii) each other item that is to be completed or delivered by Mandra at Closing in accordance with this Agreement and applicable Law.

(c) At the Closing, the Company shall deliver to the Sellers (as applicable):

(i) the cash portion of the Purchase Price by wire transfer of immediately available funds to an account to be designated by the Company, such account to be so designated at least two Business Days prior to the Closing;

(ii) the Ordinary Shares constituting such portion of the Purchase Price;

(iii) the unsecured Convertible Bonds constituting such portion of the Purchase Price; and

(iv) each other item that is to be completed or delivered by it at Closing in accordance with this Agreement and applicable Law.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Except as set forth in the Disclosure Schedule dated the Closing Date (the “Disclosure Schedule”) to be made part of this Agreement upon delivery thereof to the Company each of the Sellers hereby severally, and not jointly represents and warrants to the Company as of the date hereof and as of the Closing Date as follows:

3.01 Organization.

The Seller is a corporation duly organized and validly existing under the Laws of its place of incorporation and has full corporate power and authority to execute and deliver this Agreement to which it is a party and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The Seller has the full corporate power and authority to conduct its business as now conducted. The Seller is duly qualified to do business in each jurisdiction in which it currently conducts business except where the failure to be so qualified would not be reasonably expected to have a Material Adverse Effect.

8	Share Purchase Agreement

3.02 Authority.

(a) The execution and delivery by the Seller of this Agreement and the performance by the Seller of its obligations hereunder have been duly and validly authorized by all necessary corporate action of the Seller.

(b) This Agreement has been duly and validly executed and delivered by the Seller and constitutes, and upon its execution and delivery, shall constitute, a legal, valid and binding obligation, enforceable against it in accordance with its terms, except as (i) the enforceability thereof may be limited by applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium and other laws of general application or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether considered in a Proceeding in equity or at law).

3.03 No Conflicts.

The execution and delivery by the Seller of this Agreement does not, and the performance by the Seller of each of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

(a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the Memorandum and Articles or other constitutional documents of the Seller; or

(b) subject to obtaining the consents, approvals and actions, making the filings, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to the Seller anywhere such conflict, violation or breach would result, or would reasonably be expected to result, in a Material Adverse Effect.

3.04 Governmental Approvals and Filings.

No consent, approval or action of, filing with or notice to any Government Authority on part of the Seller is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

3.05 Title to Assets and Properties.

The Seller has good and marketable title to its Assets and Properties held free and clear of any mortgage, pledge, lien, encumbrance, security interest or charge of any kind with no exceptions that would interfere with the use made or to be made thereof by them where failure to comply with any of the foregoing would have or would be reasonably likely to have a Material Adverse Effect. With respect to the Assets and Properties it leases, the Seller is in compliance with such leases and, to the best of its knowledge, the Seller holds valid leasehold interests in such Assets and Properties free of any Liens, encumbrances, security interests or claims of any party other than the lessors of such Assets and Properties with no exceptions that would interfere with the use made or to be made thereof by them where failure to comply with any of the foregoing would have or would be reasonably likely to have a Material Adverse Effect.

9	Share Purchase Agreement

3.06 Closing Shares.

(a) The Happy Genius Shares will be owned at all times prior to the Closing by Happy Genius, and such shares represent valid and binding obligations of Sun Wave and Greatest Joy, enforceable against them in accordance with their terms.

(b) The Mandra Shares will be owned at all times prior to the Closing by Mandra, and such shares represent valid and binding obligations of Sun Wave and Greatest Joy, enforceable against them in accordance with their terms.

(c) The Closing Shares when sold to the Company at Closing will be duly and validly authorized and issued, fully paid and non-assessable. At the Closing, in accordance with the provisions of this Agreement, the Company will own the Closing Shares free and clear of any Encumbrance, or third party right or claim of any kind.

(d) The outstanding capital shares of the Company are duly and validly authorized and issued, credited as fully paid and non-assessable, have been issued in accordance with all applicable laws, the Company’s Memorandum and Articles of Association and any relevant securities laws or pursuant to valid exemptions therefrom.

3.07 Interest in JZPTD.

(a) The Seller is the beneficial holder of percentage of equity interest in JZPTD set forth in the preamble; and

(b) at the Closing, in accordance with the provisions of this Agreement and the acquisition of the Closing Shares, the Company will indirectly own such percentage of equity interest in JZPTD free and clear of any Encumbrance, or third party right or claim of any kind.

3.08 Legal Proceedings.

As of the date hereof, except as disclosed in the Disclosure Schedule, there are no Orders outstanding against the Seller or any Subsidiary.

3.09 Compliance With Laws and Orders.

As of the date hereof, the Seller is not or has not received any notice that it is or has been in violation of or in default under any Law or Order applicable to the Seller that would be reasonably likely to have a Material Adverse Effect.

3.10 Brokers.

All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Seller directly with the Company without the intervention of any Person on behalf of the Seller in such manner as to give rise to any valid claim by any Person against the Sellers or the Company for a finder’s fee, brokerage commission or similar payment.

10	Share Purchase Agreement

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each of the Sellers as of the date hereof and as of the Closing Date as follows:

4.01 Organization.

The Company is a corporation duly organized and validly existing under the Laws of its place of incorporation. The Company has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

4.02 Authority.

(a) The execution and delivery by the Company of this Agreement, and the performance by the Company of its obligations hereunder, have been duly and validly authorized by all necessary action.

(b) This Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except as (i) the enforceability thereof may be limited by applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium and other laws of general application or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether considered in a Proceeding in equity or at law).

4.03 No Conflicts.

The execution and delivery by the Company of this Agreement does not, and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

(a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the constitutional documents of the Company; and

(b) subject to obtaining the consents, approvals and actions, making the filings, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to the Company.

11	Share Purchase Agreement

4.04 Information.

(a) The Company acknowledge that (A) it has had the opportunity to request copies of any documents, records, and books pertaining to this investment and (B) any such documents, records and books that the Company requested have been made available for inspection by the Company, the Company’s attorney, accountant or advisors.

(b) The Company and its advisors have had a reasonable opportunity to ask questions of and receive answers from representatives of the Sellers or persons acting on behalf of the Sellers concerning this investment and all such questions have been answered to the full satisfaction of the Company.

(c) The Company has sufficient knowledge and experience in financial, Tax and business matters to enable the Company to utilize the information made available to them in connection with the transactions contemplated hereby, to evaluate the merits and risks of an investment and to make an informed investment decision.

4.05 No U.S. Person.

The Company is not a “U.S. Person” (as defined in Rule 902 of Regulation S of the Securities Act) and it understands that no action has been or will be taken in any jurisdiction by the Sellers that would permit a public offering of the Closing Shares in any country or jurisdiction where action for that purpose is required.

4.06 No Directed Selling Efforts.

No form of “directed selling efforts” (as defined in Rule 902 of Regulation S), general solicitation or general advertising in violation of the Securities Act has been or will be used nor will any offers by means of any directed selling efforts in the United States be made by the Company or any of its representatives in connection with the offer and sale of any of the Closing Shares.

4.07 Investment Purposes.

The Company acknowledges that neither the offer nor sale of the Closing Shares has been registered under the Securities Act or under the securities laws of any foreign or state Governmental Authority. The Company is acquiring the Closing Shares for its own account for investment purposes and is not acquiring the Closing Shares with a view to any distribution or resale thereof that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction. The Company has not offered or sold the Closing Shares being acquired and does not have any present intention of selling, distributing or otherwise disposing of such Closing Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction.

12	Share Purchase Agreement

4.08 Brokers.

All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company directly with Sellers without the intervention of any Person on behalf of the Company in such manner as to give rise to any valid claim by any Person against any Seller or the Company for a finder’s fee, brokerage commission or similar payment.

4.09 Ordinary Shares.

(a) The Ordinary Shares when transferred to the Sellers at Closing will be duly and validly authorized and issued, fully paid and non-assessable. At the Closing, in accordance with the provisions of this Agreement, the Sellers will own the Ordinary Shares that are a portion of the Purchase Price free and clear of any Encumbrance, or third party right or claim of any kind.

(b) The outstanding capital shares of the Company are duly and validly authorized and issued, credited as fully paid and non-assessable, have been issued in accordance with all applicable laws, the Company’s Memorandum and Articles and any relevant securities laws or pursuant to valid exemptions therefrom.

ARTICLE V

CONDITIONS TO OBLIGATIONS OF THE COMPANY

The obligation of the Company to proceed with the Closing is subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Company):

5.01 Representations and Warranties.

Each of the representations and warranties made by the Sellers in this Agreement shall be true and correct on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date except to the extent they expressly refer to another time or period, in which case they shall be true and correct as of such specific time or period, and the Sellers shall have each delivered a certificate to the Company, dated the Closing Date, to such effect.

5.02 Performance.

The Sellers shall have performed and complied with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by it at or before the Closing and the Sellers shall have delivered a certificate to the Company dated the Closing Date, to such effect.

5.03 Orders and Laws.

There shall not be in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

13	Share Purchase Agreement

5.04 Regulatory Consents and Approvals.

All consents, approvals and actions of, filings with and notices to any Government Authority necessary to permit each of the Parties to perform its obligations under this Agreement and to consummate the transactions contemplated hereby shall have been duly obtained, made or given and be in full force and effect.

5.05 Initial Public Offering Closing.

There shall be a closing of an initial public offering of the Company’s Ordinary Shares that constitutes a Qualified IPO which shall concurrently occur on the Closing Date.

5.06 Release of Security Interests

The following assets of the Sellers, which secure the Closing Shares, shall be released to the Company after the closing of a Qualified IPO: (1) a charge over all of the assets of Sun Wave and Greatest Joy and each direct and indirect subsidiary of Sun Wave and Greatest Joy which are the direct holders of the equity interest in JZPTD, including mortgages over shares they hold in the respective subsidiaries and in the 36% equity interest in JZPTD owned by the Sellers in the aggregate; (2) a mortgage of shares in the Company owned by Happy Genius (as to 60% of the total issued share capital of the Company) and Mandra (as to 10% of the total issued share capital of the Company); and (3) a mortgage of shares in Sun Wave and Greatest Joy owned by the Happy Genius (as to 82% of the total issued share capital of Sun Wave and Greatest Joy).

ARTICLE VI

CONDITIONS TO OBLIGATIONS OF THE SELLERS

The obligation of the Sellers to proceed with the Closing is subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Sellers):

6.01 Representations and Warranties.

Each of the representations and warranties made by the Company in this Agreement shall be true and correct on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date, except to the extent they expressly refer to another time or period, in which case they shall be true and correct as of such specific time or period, and the Company shall have delivered a certificate to each of the Sellers, dated the Closing Date, to such effect.

6.02 Performance.

The Company shall have performed and complied with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by the Company at or before the Closing, and the Company shall have delivered a certificate to the Sellers, dated the Closing Date, to such effect.

14	Share Purchase Agreement

6.03 Orders and Laws.

There shall not be in effect on the Closing Date any Order or Law that became effective after the date of this Agreement restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

6.04 Regulatory Consents and Approvals

All consents, approvals and actions of, filings with and notices to any Government Authority necessary to permit each of the Parties to perform its obligations under this Agreement shall have been duly obtained, made or given and be in full force and effect.

6.05 Initial Public Offering Closing.

There shall be a closing of an initial public offering of the Company’s Ordinary Shares that constitutes a Qualified IPO which shall concurrently occur on the Closing Date.

6.06 Release of Security Interests

The charge over all the assets of the Company, including a mortgage over the shares of GCL HK and 64% of the equity interest in JZPTD shall be released to the Company after the closing of a Qualified IPO.

ARTICLE VII

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

7.01 Survival of Representations and Warranties

The representations and warranties contained in ARTICLE III and ARTICLE IV of this Agreement will survive for ninety (90) days following the Closing.

ARTICLE VIII

TERMINATION

8.01 Termination

This Agreement may be terminated, and the transactions contemplated hereby may be abandoned:

(a) by mutual written consent of the Parties; or;

(b) by written notice of the Sellers or the Company, if the Closing shall not have occurred prior to December 31, 2008 (provided that the right to terminate this Agreement under this Section 8.01(b) shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to have occurred on or before such date).

15	Share Purchase Agreement

8.02 Effect of Termination and Survival

If this Agreement is validly terminated pursuant to Article 8.01, this Agreement shall forthwith become null and void, and there shall be no further liability or obligation on the part of the Company or any of the Sellers; provided, that any right, provision or obligation of this Agreement that by its nature should survive thereafter shall survive following any such termination. Notwithstanding any other provision in this Agreement to the contrary, upon any termination of this Agreement pursuant to Article 8.01, the Company shall remain liable to the Sellers for any breach of this Agreement by the Company existing at the time of such termination, and the Sellers shall remain liable to the Company for any breach of this Agreement by the Sellers existing at the time of such termination, and the Company or the Sellers may seek such remedies in accordance with ARTICLE IX with respect to any such breach as are provided in this Agreement or as are otherwise available at Law or in equity.

ARTICLE IX

GOVERNING LAW AND RESOLUTION OF DISPUTES

9.01 Governing Law.

This Agreement and any disputes, claims or controversies arising from, related to or in connection with this Agreement shall be construed in accordance with the Laws of the state of New York of the United States, without regard to its conflict of law principles.

9.02 Dispute Resolution Forum.

(a) Any controversy or claim arising out of or relating to this Agreement, or any breach of this Agreement, shall be initiated, maintained and finally determined by binding arbitration under the auspices of the Hong Kong International Arbitration Center (the “HKIAC”) and the site of the arbitration shall be in Hong Kong. The arbitral tribunal shall be appointed within 30 days of the notice of dispute, and shall consist of three arbitrators, each opposing party to a dispute shall be entitled to appoint one arbitrator and the third shall be jointly appointed by the disputing parties or, failing such agreement within such 30-day period, the HKIAC shall appoint the third arbitrator.

(b) The arbitration proceeding shall be conducted in English. The arbitration tribunal shall apply the UNCITRAL Arbitration Rules as administered by the HKIAC at the time of the arbitration.

(c) The award of the arbitration tribunal shall be final and binding upon the disputing parties, and the prevailing party or parties may apply to a court of competent jurisdiction for enforcement of such award.

(d) Any party shall be entitled to seek preliminary injunctive relief from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

16	Share Purchase Agreement

9.03 Performance Pending Dispute Resolution

Unless otherwise terminated in accordance with the terms hereof, this Agreement and the rights and obligations of the Parties hereunder shall remain in full force and effect during the pendency of any proceeding under Article 9.02.

ARTICLE X

MISCELLANEOUS

10.01 Replacement of Share Purchase Agreement

This Agreement shall restate, replace and supercede the share purchase agreement entered into by the Sellers and the Company dated July 18, 2008 in its entirety.

10.02 Entire Agreement

This Agreement constitutes the whole agreement among the parties hereto relating to the subject matter hereof and supersedes all prior agreements or understandings both oral and written among all of the parties hereto relating to the subject matter hereof.

10.03 Binding Effect; Benefit

This Agreement shall inure to the benefit of and be binding upon the Parties and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the Parties, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

10.04 Assignment

No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of the other Parties.

10.05 Amendment; Waiver

(a) This Agreement may not be amended, modified or supplemented except by a written instrument executed by each of the Parties.

(b) No waiver of any provision of this Agreement shall be effective unless set forth in a written instrument signed by the Party waiving such provision. No failure or delay by a Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Without limiting the foregoing, no waiver by a Party of any breach by any other Party of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

17	Share Purchase Agreement

10.06 Notices.

Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent to the relevant Party at its address or fax number set out below (or such other address or fax number as the addressee has by five days’ prior written notice specified to the other Parties). Any notice, demand or other communication so addressed to the relevant Party shall be deemed to have been delivered (a) if delivered in person or by messenger, when proof of delivery is obtained by the delivering Party; (b) if sent by post within the same country, on the third day following posting, and if sent by post to another country, on the fifth day following posting, and (c) if given or made by fax, upon dispatch and the receipt of a transmission report confirming dispatch. The initial address and facsimile for the Parties for the purposes of this Agreement are:

(a)	if to Happy Genius, to:

Address:	C/O GCL Silicon Technology Holdings Inc. Suite 3601, Two Exchange Square Central, Hong Kong

Attention:	Richard Li/ David Fung

Fax No.:	852 2526 7638

(b)	if to Mandra, to:

Address:	10th Floor, Fung House, 19-20 Connaught Road Central, Hong Kong

Attention:	Song-Yi Zhang

Fax No.:	852 3113 8252

(c)	if to the Company, to:

Address:	Suite 3601, Two Exchange Square, Central, Hong Kong

Attention:	Hunter Jiang

Fax No.:	852 2526 7638

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10.07 Counterparts

This Agreement may be signed in any number of counterparts including counterparts transmitted by facsimile, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

10.08 Severability

If any provision contained in this Agreement shall for any reason be determined to be partially or wholly invalid, illegal or unenforceable by any court of competent jurisdiction, such provision shall be of no force and effect to the extent so determined, but the invalidity, illegality or unenforceability of such provision shall have no effect upon and shall not impair the validity, legality or enforceability of any other provision of this Agreement.

10.09 Costs and Expenses

Costs and expenses incurred by any Party in connection with its business, technical, legal and financial due diligence and otherwise arising from, related to or in connection with the preparation, execution, delivery and performance of this Agreement and each other Transaction Document shall be borne by such Party.

10.10 Further Assurances

Each Party shall give such further assurance, provide such further information, take such further actions and execute and deliver such further documents and instruments as are, in each case, within its power to give, provide and take so as to give full effect to the provisions of this Agreement.

(Signature page follows)

19	Share Purchase Agreement

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

HAPPY GENIUS HOLDINGS LIMITED

By:
Name:
Title:

MANDRA SILICON LIMITED

By:
Name:
Title:

GCL SILICON TECHNOLOGY HOLDINGS INC.

By:
Name:
Title:

EXHIBIT A

CONVERTIBLE BOND TERM SHEET

GCL SILICON TECHNOLOGY HOLDINGS INC. 3% CONVERTIBLE BOND TERM SHEET

Capitalized terms used but not herein defined shall have the meanings set forth in the Subscription Agreement, dated June 5, 2008, between Happy Genius Holdings Limited and the purchasers set forth on Schedule 1 thereto.

GCL SILICON TECHNOLOGY HOLDINGS INC. CONVERTIBLE BONDS

INDICATIVE TERMS

Issuer	GCL SILICON TECHNOLOGY HOLDINGS INC. (Listco)

Opco	(formerly known as ), a wholly foreign owned enterprise established under the laws of the PRC between GCL (HK), Asia Silicon Technology Development Limited, Asia Silicon Technology Development Holdings Limited, Speedy Gain Limited and Richmore International Development Limited.

Investor	EB holders on IPO Date

EB	Exchangeable Bond due 2010 issued by Happy Genius Holdings Limited

Description of Security	Bonds convertible into common shares of Listco, at the option of the bondholders (CB)

Status	Direct, senior, unsubordinated and unsecured

Offer Size

Outstanding principal amount of the EB on the IPO Date, following partial redemption upon a Complying IPO, as per the EB, split into the following classes:

•      Class A – 50% of the outstanding principal amount

•      Class B – 25% of the outstanding principal amount

•      Class C – 25% of the outstanding principal amount

Currency	US dollars

Maturity	1.5 year after the IPO Date

Coupon	3.00%

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Issue Price	100.00%

Redemption Price	100.00%

Yield	3.00% per annum calculated on a semi-annual basis

Day Count Fraction	30/360

Conversion Price	IPO Price

Conversion Period	As per the EB in accordance with the following table:

Class of CB Convertible from Class A IPO + 6 months Class B IPO + 9 months Class C IPO + 12 months

Min. Denomination	US$100,000 and integral multiples of US$1,000 in excess thereof

Min. Conversion Amount	US$1,000

Anti-Dilution Protection	Yes, as per the EB

Capital Distribution Pass- through	Yes, as per the EB

Cash settlement option	None

Reps and Warranties	Day one reps and warranties will be given by Listco as is customary for a listed company CB. Thereafter, no repetition of reps and warranties

Other Terms and Conditions	Such other terms and conditions which are standard with such offerings including the following:

•      to timely pay any interests or redemption amount when they become due and payable subject to grace periods to be agreed;

•      to maintain an office or agency in the U.S.;

•      to provide financial information in the form of reports, as per SEC requirements;

•      negative pledge at Listco and offshore subsidiary level. No offshore subsidiaries below the Listco level may incur any financial indebtedness.

•      compliance with an agreed Consolidated Debt to Consolidated EBITDA as per the EB;

•      to comply with law in all material respects;

•      to maintain corporate existence;

•      to carry on business subject to certain carve-outs;

•      to provide notice of default;

•      to comply with certain restrictions on merger if Listco is not the surviving entity after the merger;

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•      to pay additional amounts if there is a change in law that requires withholding tax, coupled with a right of Listco to redeem the Bonds as per the EB; and

•      to redeem the Bonds upon the occurrence of certain fundamental events, such as a merger or change of control as per EB

Conditions Precedent

Such conditions precedent which are standard with such offerings including the following:

•    constitutional documents of Listco and Opco including a certificate of good standing of Listco;

•    a no registration opinion issued by a reputable national US law firm (as counsel to the issuer) customary on the offering of the CB and the exchange of the EB for the CB.

•    legal opinions on due execution, authorisation, legal validity and enforceability of all documentation to be executed by Listco;

•    shareholders resolution and board resolutions required to authorize the issue of the CB by Listco and its entering and execution of all documentation in connection with the issue of the CB;

•    certificate of an authorized signatory of Listco the contents of which to be as per those required under the EB; and

•    relevant process agent appointment letters and acceptance from the process agent for each of the documents to be entered into by Listco

Cross default	Yes, US$10,000,000 or equivalent (actual not potential)

Change of Control	Yes, if a change of control occurs, the bondholders will have an option, exercisable at their election, to redeem the Bonds for cash at the change of control early redemption amount or to convert the Bonds into Shares as per the EB

De-listing Put	Yes, if a delisting of the shares occurs, the bondholders will have an option, exercisable at their election, to redeem the Bonds for cash at the event of default early redemption amount as per the EB

Events of Default	Standard Euro-market Events of Default and Event of Default put as per the EB

Tax Gross Up	Applicable

Tax Redemption	Yes, as per the EB

Transferability	Yes

Registration Rights	Registration rights similar to those relating to the EB will be provided by Listco

Use of Proceeds	To purchase the outstanding principal amount of the EB on the IPO Date

Other terms	Other standard CB terms such as market disruption, indemnities and break costs. All reasonable out of pocket expenses incurred by the bondholders in connection with the exchange into the CB are to be reimbursed by Listco

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Governing Law	New York Law

Rating	Not rated

Listing	No Listing

Closing and Payment Date	IPO Date

Settlement Date	IPO Date

Trustee	DB

Expenses	Happy Genius Holdings Limited to pay the costs and expenses (including the costs and expenses of legal counsels and other professional advisers) reasonably incurred in connection with the issue of the CB

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